SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 16, 2002
                                                          -------------

                                RMS TITANIC, INC.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Florida
                                     -------
                 (State or Other Jurisdiction of Incorporation)

                   0-24452                        59-2753162
                   -------                        ----------
          (Commission File Number)               (IRS Employer
                                               Identification No.)

             3340 Peachtree Road, Suite 1225, Atlanta, Georgia 30326
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                (Address of Principal Executive Offices)    (Zip Code)


                                  404-842-2600
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              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

5. Other Events. On July 16, 2002, Registrant RMS Titanic, Inc., as Defendant and Westgate Entertainment Corp. and Weyland & Chase Engineering NV, as Plaintiffs, resolved their differences in accordance with a Settlement Agreement including the settlement of the lawsuit pending in the United States District Court for the Central District, Western Division for the State of California (the "Federal California District Court"). The stipulation of discontinuance was filed with the Clerk of the Court. The Company has agreed to pay $388,000, $25,000 of which has been paid on signing of the Settlement Agreement. The schedule of the payments is set forth in the Settlement Agreement. John Joslyn, the controlling shareholder of Westgate Entertainment Corp., which owns Weyland & Chase Engineering N.V., has agreed not to do any commercial activities at the wreck site of the RMS Titanic.


Exhibits

     10.1 FORM OF SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE OF ALL CLAIMS KNOWN AND UNKNOWN.
     10.2 FORM OF STIPULATION AND [PROPOSED] ORDER FOR DISMISSAL OF ACTION AND RETENTION OF JURISDICTION
     10.3 FORM OF JUDGEMENT PURSUANT TO STIPULATION FOR ENTRY OF JUDGEMENT IN THE EVENT OF DEFAULT
     10.4 FORM OF STIPULATION FOR ENTRY OF JUDGMENT IN THE EVENT OF DEFAULT

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 25, 2002                    RMS TITANIC, INC.

                                        By:   /s/ Arnie Geller
                                              -----------------------
                                              Arnie Geller, President